UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2012

CAMPUS CREST COMMUNITIES, INC.

(Exact name of registrant specified in its charter)

Maryland	1-34872	27-2481988
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Rexford Road

Suite 414

Charlotte, North Carolina 28211

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (704) 496-2500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 9, 2012, Campus Crest Communities, Inc. (the “Company”) and its operating partnership, Campus Crest Communities Operating Partnership, LP (the “Operating Partnership”), executed the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership in connection with the Company’s completion of an underwritten public offering of 2,300,000 shares of its 8.00% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), including 300,000 shares of Series A Preferred Stock issued and sold pursuant to the underwriters’ exercise in full of their overallotment option, on February 9, 2012 (the “Series A Preferred Stock Offering”), as disclosed in the Company’s Current Report on Form 8-K filed on February 8, 2012. The Second Amended and Restated Agreement of Limited Partnership designates and authorizes the issuance to the Company by the Operating Partnership of 2,300,000 8.00% Series A Cumulative Redeemable Preferred Units (the “Series A Preferred Units”). The Series A Preferred Units have substantially similar rights, preferences and other privileges as the Series A Preferred Stock.

A copy of the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 10.1.

ITEM 3.03. MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

On February 8, 2012, the Company filed with the State Department of Assessments and Taxation of the State of Maryland Articles Supplementary (the “Articles Supplementary”), to the Company’s Articles of Amendment and Restatement, as amended and supplemented, classifying and designating 2,300,000 shares of the Company’s authorized capital stock as shares of the Series A Preferred Stock.

As set forth in the Articles Supplementary, the Series A Preferred Stock ranks, with respect to dividend rights and rights upon the Company’s voluntary or involuntary liquidation, dissolution or winding up (i) senior to all classes or series of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and to any other class or series of the Company’s capital stock now or hereafter authorized, issued or outstanding, expressly designated as ranking junior to the Series A Preferred Stock, (ii) on parity with any class or series of the Company’s capital stock expressly designated as ranking on parity with the Series A Preferred Stock, and (iii) junior to any class or series of the Company’s capital stock expressly designated as ranking senior to the Series A Preferred Stock, none of which exists on the date hereof. Holders of shares of the Series A Preferred Stock will be entitled to receive cumulative cash dividends on the Series A Preferred Stock when, as and if authorized by the Company’s board of directors from and including February 9, 2012, the date of original issue, payable quarterly in arrears on or about the 15th day of January, April, July and October of each year, commencing on April 16, 2012, at the rate of 8.00% per annum of the $25.00 liquidation preference per share (equivalent to the fixed annual rate of $2.00 per share of the Series A Preferred Stock).

Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company’s affairs, holders of shares of the Series A Preferred Stock will have the right to receive $25.00 per share of the Series A Preferred Stock, plus accrued and unpaid dividends (whether or not authorized or declared) to, but not including, the date of payment, before any payment is made to holders of the Common Stock and any other class or series of capital stock ranking junior to the Series A Preferred Stock as to liquidation rights. The rights of holders of shares of the Series A Preferred Stock to receive their liquidation preference will be subject to the proportionate rights of any other class or series of the Company’s capital stock ranking on parity with the Series A Preferred Stock as to liquidation, and junior to the rights of any class or series of the Company’s capital stock expressly designated as ranking senior to the Series A Preferred Stock as to liquidation.

The Company may not redeem the Series A Preferred Stock prior to February 9, 2017, except in limited circumstances relating to the Company’s ability to qualify as a real estate investment trust and pursuant to the special optional redemption provision described in the Articles Supplementary. However, upon the occurrence of a “Change of Control” (as defined below), each holder of Series A Preferred Stock will have the right (unless, prior to the Change of Control Conversion Date (as defined below), the Company has provided or provides notice of its election to redeem the Series A Preferred Stock) to convert some or all of the Series A Preferred Stock held by such holder (the “Change of Control Conversion Right”) on the Change of Control Conversion Date into a number of shares of Common Stock per share of Series A Preferred Stock which is equal to the lesser of:

•

the quotient obtained by dividing (i) the sum of (x) the $25.00 liquidation preference plus (y) the amount of any accrued and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a dividend record date and prior to the corresponding dividend payment date, in which case no additional amount for such accrued and unpaid dividend will be included in this sum) by (ii) the Common Stock Price (as defined below); and

•	4.5872 (i.e., the Share Cap), subject to certain adjustments;

subject, in each case, to provisions for the receipt of alternative consideration as described in the Articles Supplementary.

The Share Cap is subject to pro rata adjustments for any stock splits (including those effected pursuant to a distribution of the Common Stock), subdivisions or combinations (in each case, a “Stock Split”) with respect to the Common Stock as described in the Articles Supplementary.

If, prior to the Change of Control Conversion Date, the Company has provided or provides notice of its election to redeem all or any portion of the Series A Preferred Stock, the holders of Series A Preferred Stock will not be able to convert the Series A Preferred Stock designated for redemption and such shares of Series A Preferred Stock will be redeemed on the related redemption date, even if such shares have already been tendered for conversion pursuant to the Change of Control Conversion Right.

A “Change of Control” is when, after the original issuance of the Series A Preferred Stock, the following have occurred and are continuing:

•

the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of stock of the Company entitling that person to exercise more than 50% of the total voting power of all stock of the Company entitled to vote generally in the election of the Company’s directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

•

following the closing of any transaction referred to in the bullet point above, neither the Company nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange (the “NYSE”), the NYSE Amex (the “NYSE Amex”), or the NASDAQ Stock Market (“NASDAQ”), or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE Amex or NASDAQ.

The “Change of Control Conversion Date” is the date the Series A Preferred Stock is to be converted, which will be a business day set forth in the notice of Change of Control that is no less than 20 days nor more than 35 days after the date on which the Company mails the notice described above to the holders of Series A Preferred Stock.

The “Common Stock Price” will be (i) if the consideration to be received in the Change of Control by the holders of the Common Stock is solely cash, the amount of cash consideration per share of the Common Stock or (ii) if the consideration to be received in the Change of Control by holders of the Common Stock is other than solely cash (x) the average of the closing sale prices per share of the Common Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the 10 consecutive trading days immediately preceding, but not including, the effective date of the Change of Control as reported on the principal U.S. securities exchange on which the Common Stock is then traded, or (y) the average of the last quoted bid prices for the Common Stock in the over-the-counter market as reported by OTC Markets Group, Inc. or similar organization for the 10 consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the Common Stock is not then listed for trading on a U.S. securities exchange.

The foregoing description of the Articles Supplementary is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary filed with the Maryland State Department of Assessments and Taxation on February 8, 2012, which Articles Supplementary are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference. A specimen certificate for the Series A Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION; CHANGE IN FISCAL YEAR.

On February 8, 2012, the Company filed the Articles Supplementary with the Maryland State Department of Assessments and Taxation designating the powers, preferences and privileges of the Series A Preferred Stock. The Articles Supplementary were effective upon filing. The information about the Articles Supplementary under Item 3.03 of this Current Report on Form 8-K, including the summary description of the powers, preferences and privileges of the Series A Preferred Stock, is incorporated herein by reference. A copy of the Articles Supplementary is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A specimen certificate for the Series A Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description

3.1	Articles Supplementary designating Campus Crest Communities, Inc.’s 8.00% Series A Cumulative Redeemable Preferred Stock

4.1	Form of Specimen Certificate for Campus Crest Communities, Inc.’s 8.00% Series A Cumulative Redeemable Preferred Stock (incorporated by reference to Campus Crest Communities, Inc.’s Registration Statement on Form 8-A filed on February 7, 2012)

10.1	Second Amended and Restated Agreement of Limited Partnership of Campus Crest Communities Operating Partnership, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMPUS CREST COMMUNITIES, INC.

	By:	/s/ Donald L. Bobbitt, Jr.
Donald L. Bobbitt, Jr.
Executive Vice President, Chief Financial Officer, and Secretary
Dated: February 9, 2012

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles Supplementary designating Campus Crest Communities, Inc.’s 8.00% Series A Cumulative Redeemable Preferred Stock

4.1	Form of Specimen Certificate for Campus Crest Communities, Inc.’s 8.00% Series A Cumulative Redeemable Preferred Stock (incorporated by reference to Campus Crest Communities, Inc.’s Registration Statement on Form 8-A filed on February 7, 2012)

10.1	Second Amended and Restated Agreement of Limited Partnership of Campus Crest Communities Operating Partnership, LP